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      UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 20549



                          FORM 8-K

                       CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 1997

                KEY AUTO FINANCE TRUST 1997-1
                -----------------------------
                          (Issuer)

             KEY CONSUMER ACCEPTANCE CORPORATION
  ------------------------------------------------------
  (Exact name of registrant as specified in its charter)

    Delaware              333-12431                52-1995940
----------------      -----------------       -------------------
(State or other        Commission File         (I.R.S. Employer
jurisdiction of             Number            Identification No.)
incorporation or
 organization)


  c/o KeyBank USA, National
Association, as Servicer, 5000
Tiedeman Road, Brooklyn, Ohio
Attn: Yvonne M. Etling                             44144
------------------------------                   ----------
    (Address of principal                        (Zip Code)
      executive offices)


Registrant's telephone number, including area code:  (216) 813-6501

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ITEM 5.   Other Events
          ------------

      On March 17, 1997, the Key Auto Finance Trust 1997-1 (the "Trust") made its first monthly distribution of funds to holders of the Trust's Assets Backed Notes and Certificates and distributed the Noteholder's and Certificateholder's Statement, filed herewith as an Exhibit to this Form 8-K, to Noteholders and Certificateholders of record.

      In reliance upon certain no-action letters, the Trust is hereby filing the Certificateholder's Statement reflecting the Trust's activities for the period ending February 28, 1997, including a statistical summary of the delinquency and default characteristics of the Trust's auto loan portfolio as of such date.

ITEM 7.   Exhibits
          --------
          Exhibit 99 -  Noteholder's and Certificateholder's Statement

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                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 1, 1997

                                     Key Auto Finance Trust 1997-1

                                     By: Key Consumer Acceptance Corporation


                                     By: /s/ Craig Platt
                                         ---------------
                                             Craig Platt